UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3105

                      Oppenheimer Capital Appreciation Fund
                      -------------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

          Date of reporting period: September 1, 2003 - August 31, 2004
                                    -----------------------------------


ITEM 1.  REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

TOP TEN COMMON STOCK INDUSTRIES
------------------------------------------------------------------
Media                                                       10.3%
------------------------------------------------------------------
Pharmaceuticals                                              9.1
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Diversified Financial Services                               7.5
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Software                                                     6.9
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Industrial Conglomerates                                     5.7
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Oil & Gas                                                    5.1
------------------------------------------------------------------
Health Care Equipment & Supplies                             4.3
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Communications Equipment                                     4.2
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Beverages                                                    3.9
------------------------------------------------------------------
Biotechnology                                                3.7

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
------------------------------------------------------------------
General Electric Co.                                         4.9%
------------------------------------------------------------------
Microsoft Corp.                                              3.6
------------------------------------------------------------------
Pfizer, Inc.                                                 2.7
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Comcast Corp., Cl. A Special, Non-Vtg.                       2.6
------------------------------------------------------------------
Citigroup, Inc.                                              2.4
------------------------------------------------------------------
Medtronic, Inc.                                              2.2
------------------------------------------------------------------
Viacom, Inc., Cl. B                                          2.2
------------------------------------------------------------------
International Business Machines Corp.                        2.2
------------------------------------------------------------------
Cisco Systems, Inc.                                          2.0
------------------------------------------------------------------
Exxon Mobil Corp.                                            2.0

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.


                    7 | OPPENHEIMER CAPITAL APPRECIATION FUND
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TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR ALLOCATION

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

Information Technology                                      21.7%
Health Care                                                 18.1
Consumer Discretionary                                      16.2
Industrials                                                 13.6
Financials                                                  11.1
Consumer Staples                                             9.3
Energy                                                       7.1
Materials                                                    2.4
Telecommunication Services                                   0.5

Portfolio's holdings and allocations are subject to change. Percentages are as of August 31, 2004, and are based on common stocks.


                    8 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2004, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Over the 12-month period ended August 31, 2004, the Fund delivered mildly weaker gains than its benchmark. The Fund's overall performance was driven primarily by the stock market's broadly based upward trend during the first half of the period, which outweighed declines during the second half of the period. Performance relative to the benchmark suffered largely as a result of the Fund's exposure to technology stocks, an area which sustained particularly sharp losses during the market downturn.

      The Fund's investment strategy focuses on companies that we believe offer potential for above-average growth, but that exhibit reasonable valuations relative to their future growth prospects. In particular, we target companies with a history of positive earnings or cash flow, together with increasing earnings momentum and the potential for positive earnings surprises.

      Our disciplined stock selection process delivered particularly strong returns among health care stocks. The health care sector generally faced a difficult environment during the period due to election year uncertainties and concerns regarding the drug development pipelines at several major U.S. pharmaceutical firms. As a result, the health care component of the S&P 500 Index produced only slight gains. However, the Fund's health care holdings appreciated much more substantially, bolstered by gains among biotechnology holdings, health insurers, diversified medical product companies, such as Johnson & Johnson, Inc.; and certain European pharmaceutical firms.

      Other sectors that contributed positively to the Fund's returns included industrials and consumer staples. Although neither is a traditional growth-oriented area, we found attractive investment opportunities in both that we believed featured good growth potential at a reasonable price. For example, among industrials, we established a significant position in General Electric Co., a diversified company that has recently moved to emphasize growth-oriented areas of its business, such as entertainment and medical. Among consumer staples, we focused on companies, such as PepsiCo, Inc., that is increasing its revenues by gaining traction in developing global markets. The Fund added to its exposure in both of these areas during the period, a move that enhanced performance.

      On the negative side, prices for media stocks remained depressed despite improving business fundamentals. At the end of the reporting period, the Fund's largest industry allocation (10.3% of assets) was in media stocks, such as Viacom, Inc. In addition, the Fund's growth-oriented investment strategy led us to place greater emphasis than the


                    9 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

benchmark on technology stocks, a group that experienced sharp declines during the second half of the period. During the reporting period, weak technology stocks in the Fund included telecommunications equipment maker Nokia Corp.; semiconductor maker Intel Corp.; and a leading manufacturer of scientific instruments. However, we succeeded in limiting the Fund's losses in technology by, in part, seeking to avoid high-flying stocks that failed to meet our criteria for growth at a reasonable price. Such stocks tended to suffer the sharpest declines during the technology downturn.

      As prices declined for technology stocks across the board, we trimmed holdings in relatively small-cap cyclical technology names and increased the Fund's exposure to stable, bellwether companies, such as Cisco Systems, Inc. During the period, we also trimmed consumer discretionary holdings such as cruise lines, hotels, and casinos and gaming when they rose above attractive price levels, a move that illustrates our disciplined, valuation sensitive approach to growth investing.

     The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2004. In the case of Class A and Class C shares, performance is measured over a ten-fiscal-year period; in the case of Class B shares, from the inception of the class on November 1, 1995. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001, and in the case of Class Y shares, from the inception of the class on November 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   10 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL APPRECIATION FUND (CLASS A)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                     Oppenheimer Capital       S&P 500 Index
                      Appreciation Fund
                          (Class A)

     12/31/1993             9,425                 10,000
     03/31/1994             9,179                  9,621
     06/30/1994             8,927                  9,662
     09/30/1994             9,447                 10,133
     12/31/1994             9,468                 10,131
     03/31/1995            10,321                 11,117
     06/30/1995            11,535                 12,176
     09/30/1995            12,543                 13,143
     12/31/1995            12,768                 13,934
     03/31/1996            13,684                 14,682
     06/30/1996            14,387                 15,340
     08/31/1996 1          14,336                 14,972
     11/30/1996            16,578                 17,477
     02/28/1997            16,948                 18,344
     05/31/1997            18,241                 19,780
     08/31/1997            20,145                 21,055
     11/30/1997            20,578                 22,459
     02/28/1998            22,338                 24,762
     05/31/1998            23,003                 25,844
     08/31/1998            19,326                 22,765
     11/30/1998            23,390                 27,778
     02/28/1999            26,193                 29,655
     05/31/1999            27,676                 31,280
     08/31/1999            28,479                 31,826
     11/30/1999            31,605                 33,582
     02/29/2000            38,989                 33,132
     05/31/2000            38,223                 34,554
     08/31/2000            42,152                 37,016
     11/30/2000            34,762                 32,163
     02/28/2001            34,293                 30,417
     05/31/2001            35,146                 30,910
     08/31/2001            31,032                 27,993
     11/30/2001            30,881                 28,235
     02/28/2002            28,970                 27,525
     05/31/2002            28,189                 26,633
     08/31/2002            23,745                 22,958
     11/30/2002            24,950                 23,574
     02/28/2003            22,168                 21,285
     05/31/2003            25,654                 24,485
     08/31/2003            27,354                 25,726
     11/30/2003            28,715                 27,129
     02/29/2004            30,554                 29,479
     05/31/2004            29,998                 28,971
     08/31/2004            29,039                 28,671

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   10-Year
------   ------   -------
0.06%     -0.79%   10.94%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from December 31 to August 31.


                   11 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL APPRECIATION FUND (CLASS B)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                       Oppenheimer Capital      S&P 500 Index
                        Appreciation Fund
                            (Class B)

 11/01/1995                  10,000                10,000
 12/31/1995                  10,167                10,640
 03/31/1996                  10,873                11,211
 06/30/1996                  11,411                11,713
 08/31/1996 1                11,352                11,432
 11/30/1996                  13,098                13,345
 02/28/1997                  13,362                14,007
 05/31/1997                  14,347                15,104
 08/31/1997                  15,813                16,077
 11/30/1997                  16,120                17,149
 02/28/1998                  17,458                18,907
 05/31/1998                  17,945                19,734
 08/31/1998                  15,044                17,382
 11/30/1998                  18,171                21,211
 02/28/1999                  20,310                22,643
 05/31/1999                  21,418                23,884
 08/31/1999                  21,995                24,301
 11/30/1999                  24,362                25,642
 02/29/2000                  29,998                25,299
 05/31/2000                  29,350                26,385
 08/31/2000                  32,305                28,264
 11/30/2000                  26,589                24,559
 02/28/2001                  26,179                23,226
 05/31/2001                  26,782                23,602
 08/31/2001                  23,601                21,375
 11/30/2001                  23,455                21,559
 02/28/2002                  22,003                21,018
 05/31/2002                  21,411                20,336
 08/31/2002                  18,035                17,530
 11/30/2002                  18,951                18,000
 02/28/2003                  16,837                16,253
 05/31/2003                  19,485                18,696
 08/31/2003                  20,777                19,644
 11/30/2003                  21,810                20,715
 02/29/2004                  23,207                22,509
 05/31/2004                  22,784                22,121
 08/31/2004                  22,056                21,892

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   Since Inception
------   ------   ----------------
0.23%    -0.73%        9.37%

1. The Fund changed its fiscal year end from December 31 to August 31.


                   12 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL APPRECIATION FUND (CLASS C)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                    Oppenheimer Capital       S&P 500 Index
                     Appreciation Fund
                         (Class C)

12/31/1993                10,000                 10,121
03/31/1994                 9,712                  9,621
06/30/1994                 9,421                  9,662
09/30/1994                 9,946                 10,133
12/31/1994                 9,950                 10,131
03/31/1995                10,816                 11,117
06/30/1995                12,054                 12,176
09/30/1995                13,080                 13,143
12/31/1995                13,289                 13,934
03/31/1996                14,215                 14,682
06/30/1996                14,911                 15,340
08/31/1996 1              14,838                 14,972
11/30/1996                17,122                 17,477
02/28/1997                17,468                 18,344
05/31/1997                18,760                 19,780
08/31/1997                20,676                 21,055
11/30/1997                21,076                 22,459
02/28/1998                22,828                 24,762
05/31/1998                23,464                 25,844
08/31/1998                19,675                 22,765
11/30/1998                23,763                 27,778
02/28/1999                26,553                 29,655
05/31/1999                28,002                 31,280
08/31/1999                28,757                 31,826
11/30/1999                31,849                 33,582
02/29/2000                39,223                 33,132
05/31/2000                38,381                 34,554
08/31/2000                42,242                 37,016
11/30/2000                34,763                 32,163
02/28/2001                34,235                 30,417
05/31/2001                35,017                 30,910
08/31/2001                30,857                 27,993
11/30/2001                30,649                 28,235
02/28/2002                28,706                 27,525
05/31/2002                27,870                 26,633
08/31/2002                23,448                 22,958
11/30/2002                24,586                 23,574
02/28/2003                21,802                 21,285
05/31/2003                25,184                 24,485
08/31/2003                26,798                 25,726
11/30/2003                28,075                 27,129
02/29/2004                29,820                 29,479
05/31/2004                29,214                 28,971
08/31/2004                28,231                 28,671

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   10-Year
------   ------   -------
 4.35%   -0.37%    10.71%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, SINCE-INCEPTION RETURNS FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 16 FOR FURTHER INFORMATION.

1. The Fund changed its fiscal year end from December 31 to August 31.


                   13 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL APPRECIATION FUND (CLASS N)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital     S&P 500 Index
                         Appreciation Fund
                            (Class N)

 03/01/2001                  10,000                10,000
 05/31/2001                  10,206                10,162
 08/31/2001                   9,006                 9,203
 11/30/2001                   8,956                 9,283
 02/28/2002                   8,398                 9,049
 05/31/2002                   8,164                 8,756
 08/31/2002                   6,875                 7,548
 11/30/2002                   7,221                 7,750
 02/28/2003                   6,414                 6,998
 05/31/2003                   7,418                 8,050
 08/31/2003                   7,901                 8,458
 11/30/2003                   8,288                 8,919
 02/29/2004                   8,811                 9,692
 05/31/2004                   8,643                 9,524
 08/31/2004                   8,360                 9,426

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   Since Inception
------   ----------------
 4.80%        -4.99%


                   14 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

OPPENHEIMER CAPITAL APPRECIATION FUND (CLASS Y)
S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Oppenheimer Capital     S&P 500 Index
                         Appreciation Fund
                            (Class Y)

 11/03/1997                  10,000                10,000
 11/30/1997                   9,833                10,463
 02/28/1998                  10,680                11,535
 05/31/1998                  11,009                12,039
 08/31/1998                   9,255                10,605
 11/30/1998                  11,211                12,940
 02/28/1999                  12,564                13,815
 05/31/1999                  13,291                14,572
 08/31/1999                  13,688                14,826
 11/30/1999                  15,203                15,644
 02/29/2000                  18,778                15,435
 05/31/2000                  18,430                16,097
 08/31/2000                  20,347                17,244
 11/30/2000                  16,789                14,983
 02/28/2001                  16,579                14,170
 05/31/2001                  17,009                14,399
 08/31/2001                  15,034                13,041
 11/30/2001                  14,965                13,153
 02/28/2002                  14,053                12,823
 05/31/2002                  13,690                12,407
 08/31/2002                  11,541                10,695
 11/30/2002                  12,138                10,982
 02/28/2003                  10,797                 9,916
 05/31/2003                  12,508                11,406
 08/31/2003                  13,349                11,984
 11/30/2003                  14,023                12,638
 02/29/2004                  14,938                13,733
 05/31/2004                  14,679                13,496
 08/31/2004                  14,223                13,356

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES WITH SALES CHARGE OF THE FUND AT 8/31/04

1-Year   5-Year   Since Inception
------   ------   ---------------
 6.55%    0.77%        5.29%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. SEE PAGE 16 FOR FURTHER INFORMATION.


                   15 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Investors should consider the Fund's investment objectives, risks, and other charges and expenses carefully before investing. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   16 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2004.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                   17 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND EXPENSES
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       BEGINNING    ENDING
                       ACCOUNT      ACCOUNT      EXPENSES PAID
                       VALUE        VALUE        DURING 6 MONTHS
                       (3/1/04)     (8/31/04)    ENDED AUGUST 31, 2004
----------------------------------------------------------------------
Class A Actual         $ 1,000.00   $   950.40   $  5.26
----------------------------------------------------------------------
Class A Hypothetical     1,000.00     1,019.76      5.45
----------------------------------------------------------------------
Class B Actual           1,000.00       946.20      9.79
----------------------------------------------------------------------
Class B Hypothetical     1,000.00     1,015.13     10.13
----------------------------------------------------------------------
Class C Actual           1,000.00       946.70      9.10
----------------------------------------------------------------------
Class C Hypothetical     1,000.00     1,015.84      9.42
----------------------------------------------------------------------
Class N Actual           1,000.00       948.70      6.98
----------------------------------------------------------------------
Class N Hypothetical     1,000.00     1,018.00      7.23
----------------------------------------------------------------------
Class Y Actual           1,000.00       952.10      3.39
----------------------------------------------------------------------
Class Y Hypothetical     1,000.00     1,021.67      3.51

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those expense ratios for the 6-month period ended August 31, 2004 are as follows:

CLASS     EXPENSE RATIOS
------------------------
Class A        1.07%
------------------------
Class B        1.99
------------------------
Class C        1.85
------------------------
Class N        1.42
------------------------
Class Y        0.69

The expense ratios reflect voluntary reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such reimbursements.


                   18 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  August 31, 2004
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
---------------------------------------------------------------------------------
COMMON STOCKS--96.1%
---------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--15.6%
---------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.8%
Carnival Corp.                                      1,680,700    $    76,959,253
---------------------------------------------------------------------------------
Royal Caribbean
Cruises Ltd.                                        1,843,200         76,124,160
                                                                 ----------------
                                                                     153,083,413

---------------------------------------------------------------------------------
MEDIA--10.3%
Clear Channel
Communications,
Inc.                                                2,366,930         79,315,824
---------------------------------------------------------------------------------
Comcast Corp.,
Cl. A Special,
Non-Vtg. 1                                          8,125,825        225,491,644
---------------------------------------------------------------------------------
Cox
Communications,
Inc., Cl. A 1                                         685,300         22,518,958
---------------------------------------------------------------------------------
News Corp. Ltd.
(The), Sponsored
ADR                                                 3,044,900         95,153,125
---------------------------------------------------------------------------------
Omnicom Group,
Inc.                                                  469,500         32,306,295
---------------------------------------------------------------------------------
Time Warner, Inc. 1                                10,586,200        173,084,370
---------------------------------------------------------------------------------
Univision
Communications,
Inc., Cl. A 1                                       2,048,896         67,613,568
---------------------------------------------------------------------------------
Viacom, Inc., Cl. B                                 5,570,000        185,536,700
                                                                 ----------------
                                                                     881,020,484

---------------------------------------------------------------------------------
MULTILINE RETAIL--2.0%
Federated
Department
Stores, Inc.                                          983,000         42,662,200
---------------------------------------------------------------------------------
J.C. Penney Co., Inc.
(Holding Co.)                                         632,900         24,252,728
---------------------------------------------------------------------------------
Target Corp.                                        2,350,780        104,797,772
                                                                 ----------------
                                                                     171,712,700

---------------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%
Gap, Inc. (The)                                     3,842,200         72,002,828
---------------------------------------------------------------------------------
Home Depot, Inc.                                    1,173,500         42,903,160
---------------------------------------------------------------------------------
PetsMart, Inc.                                        308,230          8,648,934
                                                                 ----------------
                                                                     123,554,922

---------------------------------------------------------------------------------
CONSUMER STAPLES--9.0%
---------------------------------------------------------------------------------
BEVERAGES--3.9%
Anheuser-Busch
Cos., Inc.                                          2,725,700        143,916,960
---------------------------------------------------------------------------------
Coca-Cola Co.
(The)                                                 872,400         39,005,004
---------------------------------------------------------------------------------
PepsiCo, Inc.                                       2,920,410        146,020,500
                                                                 ----------------
                                                                     328,942,464

---------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.3%
Costco Wholesale
Corp.                                               1,377,388         56,707,064
---------------------------------------------------------------------------------
Wal-Mart Stores,
Inc.                                                1,760,600         92,730,802
---------------------------------------------------------------------------------
Walgreen Co.                                        1,297,400         47,290,230
                                                                 ----------------
                                                                     196,728,096

---------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.2%
Clorox Co. (The)                                      887,900         46,916,636
---------------------------------------------------------------------------------
Kimberly-Clark
Corp.                                                 325,600         21,717,520
---------------------------------------------------------------------------------
Procter & Gamble
Co. (The)                                           2,147,000        120,167,590
                                                                 ----------------
                                                                     188,801,746

---------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%
Estee Lauder Cos.,
Inc. (The), Cl. A                                   1,193,760         52,465,752
---------------------------------------------------------------------------------
ENERGY--6.8%
---------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.7%
BJ Services Co. 1                                   1,026,000         49,299,300
---------------------------------------------------------------------------------
Halliburton Co.                                     1,022,500         29,826,325
---------------------------------------------------------------------------------
Schlumberger Ltd.                                   1,035,200         63,975,360
                                                                 ----------------
                                                                     143,100,985

---------------------------------------------------------------------------------
OIL & GAS--5.1%
Amerada Hess Corp.                                    380,300         30,614,150
---------------------------------------------------------------------------------
Apache Corp.                                          282,800         12,638,332
---------------------------------------------------------------------------------
Burlington
Resources, Inc.                                     1,145,100         41,486,973
---------------------------------------------------------------------------------
Encana Corp.                                        1,085,480         44,368,416
---------------------------------------------------------------------------------
Exxon Mobil Corp.                                   3,779,200        174,221,120


                   19 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
---------------------------------------------------------------------------------
OIL & GAS Continued
Kinder Morgan
Management LLC                                      1,318,375    $    51,245,236
---------------------------------------------------------------------------------
Murphy Oil Corp.                                      324,900         24,533,199
---------------------------------------------------------------------------------
TotalFinaElf SA,
Sponsored ADR                                         597,000         58,500,030
                                                                 ----------------
                                                                     437,607,456

---------------------------------------------------------------------------------
FINANCIALS--10.6%
---------------------------------------------------------------------------------
COMMERCIAL BANKS--0.6%
Bank of America
Corp.                                               1,003,400         45,132,932
---------------------------------------------------------------------------------
Commerce
Bancorp, Inc.                                         166,000          8,710,020
                                                                 ----------------
                                                                      53,842,952

---------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--7.5%
American
Express Co.                                         2,194,640        109,775,893
---------------------------------------------------------------------------------
Bear Stearns Cos.,
Inc. (The)                                            519,600         45,683,232
---------------------------------------------------------------------------------
Citigroup, Inc.                                     4,424,300        206,083,894
---------------------------------------------------------------------------------
JPMorgan Chase
& Co.                                               3,612,020        142,963,752
---------------------------------------------------------------------------------
Morgan Stanley                                      2,661,100        134,997,603
---------------------------------------------------------------------------------
Providian Financial
Corp. 1                                               286,700          4,139,948
                                                                 ----------------
                                                                     643,644,322

---------------------------------------------------------------------------------
INSURANCE--2.5%
American
International
Group, Inc.                                         1,697,900        120,958,396
---------------------------------------------------------------------------------
Prudential
Financial, Inc.                                     1,495,000         69,039,100
---------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                305,200         21,425,040
                                                                 ----------------
                                                                     211,422,536

---------------------------------------------------------------------------------
HEALTH CARE--17.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.7%
Amgen, Inc. 1                                       1,931,900        114,542,351
---------------------------------------------------------------------------------
Applera Corp./
Applied Biosystems
Group                                               1,177,080         22,411,603
---------------------------------------------------------------------------------
Biogen Idec, Inc. 1                                 1,117,000         66,271,610
---------------------------------------------------------------------------------
Digene Corp. 1                                        880,871         22,065,819
---------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                             1,077,500         74,487,575
---------------------------------------------------------------------------------
Martek Biosciences
Corp. 1                                                81,900          4,373,460
---------------------------------------------------------------------------------
MedImmune, Inc. 1                                     569,000         13,582,030
                                                                 ----------------
                                                                     317,734,448

---------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.3%
Medtronic, Inc.                                     3,740,095        186,069,726
---------------------------------------------------------------------------------
Millipore Corp. 1                                   1,685,700         84,790,710
---------------------------------------------------------------------------------
PerkinElmer, Inc.                                   1,763,100         30,818,988
---------------------------------------------------------------------------------
Stryker Corp.                                       1,124,100         50,921,730
---------------------------------------------------------------------------------
Waters Corp. 1                                        387,600         16,786,956
                                                                 ----------------
                                                                     369,388,110

---------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.3%
Pharmaceutical
Product
Development, Inc. 1                                   691,100         23,462,845
---------------------------------------------------------------------------------
PHARMACEUTICALS--9.1%
Eli Lilly & Co.                                     1,585,100        100,574,595
---------------------------------------------------------------------------------
Johnson & Johnson                                   2,777,200        161,355,320
---------------------------------------------------------------------------------
Merck & Co., Inc.                                   1,873,421         84,247,742
---------------------------------------------------------------------------------
Novartis AG                                         2,340,028        108,153,331
---------------------------------------------------------------------------------
Pfizer, Inc.                                        7,016,689        229,235,230
---------------------------------------------------------------------------------
Roche Holdings AG                                     350,247         33,938,127
---------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd.,
Sponsored ADR                                       2,236,250         60,937,813
                                                                 ----------------
                                                                     778,442,158

---------------------------------------------------------------------------------
INDUSTRIALS--13.1%
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.7%
Boeing Co.                                            600,500         31,358,110
---------------------------------------------------------------------------------
Honeywell
International, Inc.                                 1,625,000         58,467,500
---------------------------------------------------------------------------------
L-3 Communications
Holdings, Inc.                                        641,100         40,158,504
---------------------------------------------------------------------------------
Lockheed Martin
Corp.                                               1,297,500         69,779,550


                   20 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
---------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
Northrop Grumman
Corp.                                                 664,000    $    34,295,600
---------------------------------------------------------------------------------
Rockwell Collins,
Inc.                                                  175,700          6,042,323
---------------------------------------------------------------------------------
United Technologies
Corp.                                                 796,700         74,818,097
                                                                 ----------------
                                                                     314,919,684

---------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--1.9%
Expeditors
International of
Washington, Inc.                                      824,306         40,209,647
---------------------------------------------------------------------------------
FedEx Corp.                                           571,800         46,881,882
---------------------------------------------------------------------------------
United Parcel
Service, Inc., Cl. B                                  998,400         72,933,120
                                                                 ----------------
                                                                     160,024,649

---------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Manpower, Inc.                                        443,400         18,724,782
---------------------------------------------------------------------------------
Waste
Management, Inc.                                    2,528,100         70,255,899
                                                                 ----------------
                                                                      88,980,681

---------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Rockwell
Automation, Inc.                                      221,100          8,622,900
---------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.7%
General Electric Co.                               12,884,900        422,495,871
---------------------------------------------------------------------------------
Tyco International
Ltd.                                                2,190,700         68,612,724
                                                                 ----------------
                                                                     491,108,595

---------------------------------------------------------------------------------
MACHINERY--0.7%
Ingersoll-Rand
Co., Cl. A                                            864,500         56,201,145
---------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--20.7%
---------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.2%
Cisco Systems, Inc. 1                               9,315,140        174,752,026
---------------------------------------------------------------------------------
Lucent
Technologies, Inc. 1                                6,212,600         19,445,438
---------------------------------------------------------------------------------
Motorola, Inc.                                      2,873,000         46,398,950
---------------------------------------------------------------------------------
Nokia Corp.,
Sponsored ADR                                       4,494,200         53,391,096
---------------------------------------------------------------------------------
QUALCOMM, Inc.                                        491,800         18,712,990
---------------------------------------------------------------------------------
Telefonaktiebolaget
LM Ericsson,
Sponsored ADR 1                                     1,598,700         43,228,848
                                                                 ----------------
                                                                     355,929,348

---------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.3%
Dell, Inc. 1                                        2,421,400         84,361,576
---------------------------------------------------------------------------------
EMC Corp. 1                                         1,164,800         12,544,896
---------------------------------------------------------------------------------
International
Business
Machines Corp.                                      2,171,500        183,904,335
                                                                 ----------------
                                                                     280,810,807

---------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
Agilent
Technologies, Inc. 1                                2,321,100         47,582,550
---------------------------------------------------------------------------------
Tektronix, Inc.                                     1,647,000         47,054,790
---------------------------------------------------------------------------------
Vishay
Intertechnology,
Inc. 1                                              1,942,000         24,760,500
                                                                 ----------------
                                                                     119,397,840

---------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.5%
Yahoo!, Inc. 1                                      4,505,200        128,443,252
---------------------------------------------------------------------------------
IT SERVICES--0.4%
Accenture Ltd.,
Cl. A 1                                             1,522,600         39,739,860
---------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.0%
Analog Devices, Inc.                                  987,540         34,287,389
---------------------------------------------------------------------------------
Cypress
Semiconductor
Corp. 1                                             1,518,200         14,817,632
---------------------------------------------------------------------------------
Intel Corp.                                         7,386,140        157,250,921
---------------------------------------------------------------------------------
Texas
Instruments, Inc.                                   2,804,600         54,801,884
                                                                 ----------------
                                                                     261,157,826

---------------------------------------------------------------------------------
SOFTWARE--6.9%
Adobe Systems, Inc.                                 2,374,134        108,901,527
---------------------------------------------------------------------------------
Cadence Design
Systems, Inc. 1                                     2,378,700         29,567,241
---------------------------------------------------------------------------------
Citrix Systems, Inc. 1                              2,110,680         33,580,919


                   21 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                           VALUE
                                                       SHARES         SEE NOTE 1
---------------------------------------------------------------------------------
SOFTWARE Continued
Microsoft Corp.                                    11,336,111    $   309,475,830
---------------------------------------------------------------------------------
Novell, Inc. 1                                      1,283,800          7,574,420
---------------------------------------------------------------------------------
SAP AG,
Sponsored ADR                                       2,326,300         84,816,898
---------------------------------------------------------------------------------
Symantec Corp. 1                                      278,300         13,347,268
                                                                 ----------------
                                                                     587,264,103

---------------------------------------------------------------------------------
MATERIALS--2.4%
---------------------------------------------------------------------------------
CHEMICALS--2.4%
Air Products &
Chemicals, Inc.                                       952,600         49,897,188
---------------------------------------------------------------------------------
Dow Chemical Co.                                      629,400         26,944,614
---------------------------------------------------------------------------------
E.I. DuPont de
Nemours & Co.                                         700,700         29,611,582
---------------------------------------------------------------------------------
Monsanto Co.                                          238,800          8,740,080
---------------------------------------------------------------------------------
Praxair, Inc.                                       2,111,800         85,696,844
                                                                 ----------------
                                                                     200,890,308

---------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.5%
---------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Telefonos de Mexico
SA de CV,
Sponsored ADR                                       1,360,900         44,079,548
                                                                 ----------------
Total Common Stocks
(Cost $7,979,201,836)                                              8,212,525,935


                                                    PRINCIPAL
                                                       AMOUNT
---------------------------------------------------------------------------------
SHORT-TERM NOTES--2.8%
---------------------------------------------------------------------------------
Barton Capital Corp.,
1.58%, 10/7/04 2                               $   38,945,000         38,883,467
---------------------------------------------------------------------------------
Old Line Funding
Corp.:
1.58%, 10/4/04 2                                   18,186,000         18,159,661
1.62%, 10/12/04 2                                  24,997,000         24,950,881
---------------------------------------------------------------------------------
Sheffield
Receivables Corp.:
1.50%, 9/7/04 2                                    30,000,000         29,992,500
1.60%, 9/28/04 2                                   45,000,000         44,946,000
---------------------------------------------------------------------------------
Windmill Funding
Corp.:
1.42%, 9/2/04 2                                    25,000,000         24,999,014
1.49%, 9/7/04 2                                    33,000,000         32,991,805
1.60%, 10/8/04 2                                   20,000,000         19,967,111
                                                                 ----------------
Total Short-Term Notes
(Cost $234,890,439)                                                  234,890,439

---------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.0%
---------------------------------------------------------------------------------
Undivided interest of 42.24% in joint
repurchase agreement (Principal Amount/
Value $400,335,000, with a maturity value
of $400,352,125) with Cantor Fitzgerald
& Co./Cantor Fitzgerald Securities, 1.54%,
dated 8/31/04, to be repurchased at
$169,121,234 on 9/1/04,  collateralized
by U.S. Treasury Bonds, 1.625%--11.25%,
1/31/05--2/15/15, with a value
of $408,806,656 (Cost
$169,114,000)                                     169,114,000        169,114,000

---------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $8,383,206,275)                                   100.9%     8,616,530,374
---------------------------------------------------------------------------------
LIABILITIES
IN EXCESS OF
OTHER ASSETS                                             (0.9)       (72,782,919)
                                               ----------------------------------
NET ASSETS                                              100.0%   $ 8,543,747,455
                                               ==================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $234,890,439, or 2.75% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   22 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value (cost $8,383,206,275)--see accompanying statement of investments   $ 8,616,530,374
---------------------------------------------------------------------------------------------------------
Cash                                                                                           1,146,172
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                        10,336,976
Investments sold                                                                               8,711,332
Shares of beneficial interest sold                                                             2,643,646
Other                                                                                            131,932
                                                                                         ----------------
Total assets                                                                               8,639,500,432

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                         78,270,623
Shares of beneficial interest redeemed                                                        10,341,842
Distribution and service plan fees                                                             2,971,213
Transfer and shareholder servicing agent fees                                                  1,801,184
Trustees' compensation                                                                         1,180,215
Shareholder communications                                                                       840,462
Other                                                                                            347,438
                                                                                         ----------------
Total liabilities                                                                             95,752,977

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $ 8,543,747,455
                                                                                         ================

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $       230,510
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                 9,084,470,773
---------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                               (1,140,376)
---------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions              (773,140,623)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities
denominated in foreign currencies                                                            233,327,171
                                                                                         ----------------
NET ASSETS                                                                               $ 8,543,747,455
                                                                                         ================


                   23 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,218,309,811 and
138,895,139 shares of beneficial interest outstanding)                                            $ 37.57
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)   $ 39.86
---------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,104,347,802 and 31,717,717 shares
of beneficial interest outstanding)                                                               $ 34.82
---------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $638,675,932 and 18,530,610 shares
of beneficial interest outstanding)                                                               $ 34.47
---------------------------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $190,696,095 and 5,124,686 shares
of beneficial interest outstanding)                                                               $ 37.21
---------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of
$1,391,717,815 and 36,241,580 shares of beneficial interest outstanding)                          $ 38.40

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   24 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,051,101)        $  92,209,476
--------------------------------------------------------------------------------
Interest                                                              4,328,054
                                                                  --------------
Total investment income                                              96,537,530

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      46,800,100
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              12,071,622
Class B                                                              11,697,728
Class C                                                               6,231,668
Class N                                                                 772,104
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              12,824,955
Class B                                                               4,257,798
Class C                                                               1,660,764
Class N                                                                 581,681
Class Y                                                               1,761,300
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 256,263
Class B                                                                 555,377
Class C                                                                 132,075
Class N                                                                   2,358
--------------------------------------------------------------------------------
Trustees' compensation                                                  379,427
--------------------------------------------------------------------------------
Custodian fees and expenses                                             224,677
--------------------------------------------------------------------------------
Other                                                                   288,516
                                                                  --------------
Total expenses                                                      100,498,413
Less reduction to custodian expenses                                    (16,398)
Less payments and waivers of expenses                                  (338,516)
                                                                  --------------
Net expenses                                                        100,143,499

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                  (3,605,969)


                   25 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
---------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                               $ 302,169,142
Foreign currency transactions                                                 1,813,922
Net increase from payment by affiliate                                          550,217
                                                                          -------------
Net realized gain                                                           304,533,281
---------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                 113,687,536
Translation of assets and liabilities denominated in foreign currencies       2,329,522
                                                                          -------------
Net change in unrealized appreciation                                       116,017,058

---------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 416,944,370
                                                                          =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   26 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                    2004              2003
------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------
Net investment loss                                           $    (3,605,969)  $   (14,584,020)
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          304,533,281      (737,292,237)
------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)              116,017,058     1,676,110,664
                                                              ----------------------------------
Net increase in net assets resulting from operations              416,944,370       924,234,407

------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                           678,678,523       504,686,099
Class B                                                           (70,119,032)      (50,319,183)
Class C                                                            71,136,610        24,021,003
Class N                                                            74,734,764        25,028,168
Class Y                                                           166,178,783       142,226,078

------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------
Total increase                                                  1,337,554,018     1,569,876,572
------------------------------------------------------------------------------------------------
Beginning of period                                             7,206,193,437     5,636,316,865
                                                              ----------------------------------
End of period (including accumulated net investment loss of
$1,140,376 and $948,533, respectively)                        $ 8,543,747,455   $ 7,206,193,437
                                                              ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   27 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A    YEAR ENDED AUGUST 31,                   2004               2003            2002              2001            2000
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $     35.39        $     30.72     $     41.11       $     62.12     $     44.73
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                        .01               (.05)           (.09)              .10            (.02)
Net realized and unrealized gain (loss)            2.17               4.72           (9.31)           (15.86)          20.63
                                            -----------------------------------------------------------------------------------
Total from investment operations                   2.18               4.67           (9.40)           (15.76)          20.61
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Distributions from net realized gain                 --                 --            (.99)            (5.25)          (3.22)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $     37.57        $     35.39     $     30.72       $     41.11     $     62.12
                                            ===================================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                 6.16%             15.20%         (23.48)%          (26.38)%         48.01%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 5,218,310        $ 4,288,332     $ 3,219,391       $ 3,055,197     $ 3,648,961
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 4,971,315        $ 3,655,594     $ 3,204,793       $ 3,255,995     $ 2,898,088
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                       0.09%             (0.11)%         (0.15)%            0.28%           0.00%
Total expenses                                     1.09% 3,4          1.17% 3         1.22% 3,4         1.03% 3         1.06% 3
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              45%                42%             28%               46%             44%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   28 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS B    YEAR ENDED AUGUST 31,                         2004           2003           2002             2001           2000
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.09    $     28.95    $     39.09      $     59.80    $     43.48
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.36)          (.31)          (.26)            (.07)          (.20)
Net realized and unrealized gain (loss)                  2.09           4.45          (8.89)          (15.39)         19.74
                                                  ---------------------------------------------------------------------------
Total from investment operations                         1.73           4.14          (9.15)          (15.46)         19.54
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                       --             --           (.99)           (5.25)         (3.22)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     34.82    $     33.09    $     28.95      $     39.09    $     59.80
                                                  ===========================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                       5.23%         14.30%        (24.07)%         (26.95)%        46.88%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,104,348    $ 1,114,052    $ 1,029,322      $ 1,242,098    $ 1,333,387
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,169,402    $ 1,001,311    $ 1,221,005      $ 1,265,753    $   922,480
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                     (0.81)%        (0.89)%        (0.92)%          (0.48)%        (0.76)%
Total expenses                                           1.99%          2.10%          1.99%            1.80%          1.83%
Expenses after payments and waivers
and reduction to custodian expenses                      1.97%          1.96%           N/A 3,4          N/A 3          N/A 3
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    45%            42%            28%              46%            44%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   29 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C    YEAR ENDED AUGUST 31,                       2004            2003          2002            2001          2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $   32.72       $   28.63     $   38.64       $   59.19     $   43.06
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                    (.16)           (.23)         (.11)           (.01)         (.18)
Net realized and unrealized gain (loss)                1.91            4.32         (8.91)         (15.29)        19.53
                                                  ------------------------------------------------------------------------
Total from investment operations                       1.75            4.09         (9.02)         (15.30)        19.35
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     --              --          (.99)          (5.25)        (3.22)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $   34.47       $   32.72     $   28.63       $   38.64     $   59.19
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                     5.35%          14.28%       (24.01)%        (26.95)%       46.89%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 638,676       $ 540,118     $ 450,989       $ 426,476     $ 402,442
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 623,172       $ 463,768     $ 477,369       $ 400,009     $ 278,800
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment loss                                   (0.69)%         (0.89)%       (0.87)%         (0.48)%       (0.76)%
Total expenses                                         1.87% 3,4       1.96% 3       1.94% 3,4       1.80% 3       1.83% 3
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  45%             42%           28%             46%           44%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   30 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS N    YEAR ENDED AUGUST 31,                         2004         2003        2002       2001 1
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   35.17    $   30.60    $  41.05      $ 45.58
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.08)        (.10)       (.07) 2      (.01)
Net realized and unrealized gain (loss)                  2.12         4.67       (9.39) 2     (4.52)
                                                    -------------------------------------------------
Total from investment operations                         2.04         4.57       (9.46)       (4.53)
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                       --           --        (.99)          --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                      $   37.21    $   35.17    $  30.60      $ 41.05
                                                    =================================================

-----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       5.80%       14.94%     (23.67)%      (9.94)%
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $ 190,696    $ 111,374    $ 72,178      $ 6,791
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $ 154,605    $  86,761    $ 38,232      $ 3,173
-----------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.25)%      (0.35)%     (0.37)%      (0.11)%
Total expenses                                           1.46%        1.46%       1.46%        1.36%
Expenses after payments and waivers and reduction
to custodian expenses                                    1.44%        1.42%        N/A 5,6      N/A 5
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    45%          42%         28%          46%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   31 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y    YEAR ENDED AUGUST 31,                         2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     36.04     $     31.16       $   41.55     $     62.51     $     44.81
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .09             .01             .02 1           .27             .13
Net realized and unrealized gain (loss)                  2.27            4.87           (9.42) 1       (15.98)          20.79
                                                  ------------------------------------------------------------------------------
Total from investment operations                         2.36            4.88           (9.40)         (15.71)          20.92
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                       --              --            (.99)          (5.25)          (3.22)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     38.40     $     36.04       $   31.16     $     41.55     $     62.51
                                                  ==============================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       6.55%          15.66%         (23.23)%        (26.12)%         48.64%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,391,718     $ 1,152,318       $ 864,437     $   974,820     $ 1,295,087
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,327,404     $   930,500       $ 968,867     $ 1,095,575     $   855,270
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    0.47%           0.29%           0.17%           0.66%           0.45%
Total expenses                                           0.71% 4         0.78% 4,5       0.89% 4         0.66% 4         0.64% 4
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    45%             42%            28%              46%             44%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   32 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities


                   33 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments


                   34 | OPPENHEIMER CAPITAL APPRECIATION FUND not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
  UNDISTRIBUTED    UNDISTRIBUTED     ACCUMULATED              BASED ON COST OF
  NET INVESTMENT       LONG-TERM            LOSS        SECURITIES FOR FEDERAL
  INCOME                    GAIN    CARRYFORWARD 1,2,3     INCOME TAX PURPOSES
  ----------------------------------------------------------------------------
  $ --                      $ --   $ 733,161,333                 $ 193,347,875

1. As of August 31, 2004, the Fund had $733,161,333 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2004, details of the capital carryforwards were as follows:

                           EXPIRING
                           ------------------------
                           2010       $  61,636,235
                           2011         374,938,776
                           2012         296,586,322
                                      -------------
                           Total      $ 733,161,333
                                      =============

2. During the fiscal year ended August 31, 2004, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended August 31, 2003, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2004. Net assets of the Fund were unaffected by the reclassifications.

                                                     REDUCTION TO
                                   REDUCTION TO   ACCUMULATED NET
              REDUCTION TO ACCUMULATED NET REALIZED LOSS PAID-IN CAPITAL INVESTMENT LOSS ON INVESTMENTS
              ---------------------------------------------------
              $ 8,137,473           $ 3,414,126       $ 4,723,347

No distributions were paid during the years ended August 31, 2004 and August 31, 2003.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                   35 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

             Total federal tax cost          $ 8,423,185,571
                                             ================

             Gross unrealized appreciation   $   802,141,286
             Gross unrealized depreciation      (608,793,411)
                                             ----------------
             Net unrealized appreciation     $   193,347,875
                                             ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2004, the Fund's projected benefit obligations were increased by $143,178 and payments of $73,625 were made to retired trustees, resulting in an accumulated liability of $1,018,121 as of August 31, 2004.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that


                   36 | OPPENHEIMER CAPITAL APPRECIATION FUND affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                     YEAR ENDED AUGUST 31, 2004      YEAR ENDED AUGUST 31, 2003
                      SHARES             AMOUNT        SHARES            AMOUNT
--------------------------------------------------------------------------------
CLASS A
Sold              44,049,927   $  1,683,774,151    45,225,452   $ 1,394,693,911
Redeemed         (26,327,315)    (1,005,095,628)  (28,851,156)     (890,007,812)
                 ---------------------------------------------------------------
Net increase      17,722,612   $    678,678,523    16,374,296   $   504,686,099
                 ===============================================================

--------------------------------------------------------------------------------
CLASS B
Sold               6,370,743   $    226,256,788     6,747,394   $   197,106,768
Redeemed          (8,319,344)      (296,375,820)   (8,635,132)     (247,425,951)
                 ---------------------------------------------------------------
Net decrease      (1,948,601)  $    (70,119,032)   (1,887,738)  $   (50,319,183)
                 ===============================================================

--------------------------------------------------------------------------------
CLASS C
Sold               5,516,439   $    193,981,052     4,972,919   $   143,578,548
Redeemed          (3,492,729)      (122,844,442)   (4,220,870)     (119,557,545)
                 ---------------------------------------------------------------
Net increase       2,023,710   $     71,136,610       752,049   $    24,021,003
                 ===============================================================

--------------------------------------------------------------------------------
CLASS N
Sold               3,052,463   $    116,239,098     1,644,398   $    50,946,387
Redeemed          (1,094,111)       (41,504,334)     (836,639)      (25,918,219)
                 ---------------------------------------------------------------
Net increase       1,958,352   $     74,734,764       807,759   $    25,028,168
                 ===============================================================

--------------------------------------------------------------------------------
CLASS Y
Sold               9,392,719   $    365,551,482     9,921,935   $   316,008,775
Redeemed          (5,128,257)      (199,372,699)   (5,689,335)     (173,782,697)
                 ---------------------------------------------------------------
Net increase       4,264,462   $    166,178,783     4,232,600   $   142,226,078
                 ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2004, were $4,554,482,042 and $3,490,902,536, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Effective January 1, 2004, management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets


                   37 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, 0.54% of the next $2.0 billion, 0.52% of the next $2.0 billion, and 0.50% of average annual net assets over $8.5 billion. Prior to January 1, 2004, the annual advisory fee rate was 0.75% of the first $200 million of aggregate net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, 0.54% of the next $4.0 billion, and 0.52% of aggregate net assets over $8.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2004, the Fund paid $20,650,549 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B and Class C shares and 0.25% per year on Class N shares. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated


                   38 | OPPENHEIMER CAPITAL APPRECIATION FUND expenses under the plan at August 31, 2004 for Class B, Class C and Class N shares were $23,948,753, $9,273,924 and $2,251,979, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                        CLASS A         CLASS B         CLASS C         CLASS N
                        CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                      FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                  SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                    RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED          DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-----------------------------------------------------------------------------------------------
August 31, 2004     $ 2,506,575        $ 78,402     $ 2,425,021       $ 105,674       $ 115,630

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. Following a review of its use of brokerage commissions for sales that is permitted under its investment advisory agreement, the Fund's Manager terminated that practice in July 2003. Subsequently, the Manager paid the Fund $550,217, an amount equivalent to certain of such commissions incurred in prior years.

      Effective July 1, 2003, the Manger has voluntarily undertaken to waive fees or reimburse expenses of Class Y shares so that "Total Annual Operating Expenses" of Class Y shares do not exceed 0.75% of average daily net assets. The Manager may amend or withdraw these waivers and reimbursements at any time without notice to shareholders.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average daily net assets per fiscal year for all classes. During the year ended August 31, 2004, OFS waived $86,214, $195,605, $18,323 and $38,374 for Class A, Class B, Class C and Class N shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.


                   39 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of August 31, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. LITIGATION

Six complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment Company Act of 1940 and at common law.

      OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However, OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.


                   40 | OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


KPMG LLP

Denver, Colorado
September 22, 2004


                   41 | OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2005, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2004. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   42 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER
FUND, LENGTH OF SERVICE, AGE      TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE; NUMBER OF PORTFOLIOS
                                  IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON
TRUSTEES                          WAY, CENTENNIAL, CO 80112-3924. EACH TRUSTEE SERVES FOR AN
                                  INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH
                                  OR REMOVAL.

CLAYTON K. YEUTTER,               Of Counsel (since June 1993) Hogan & Hartson (a law firm); a
Chairman of the Board of          director (since 2002) of Danielson Holding Corp. Formerly a
Trustees (since 2003);            director of Weyerhaeuser Corp. (1999-April 2004), Caterpillar,
Trustee (since 1993)              Inc. (1993-December 2002), ConAgra Foods (1993-2001), Texas
Age: 73                           Instruments (1993-2001) and FMC Corporation (1993-2001). Oversees
                                  25 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                  A trustee or director of other Oppenheimer funds. Oversees 35
Trustee (since 1993)              portfolios in the OppenheimerFunds complex.
Age: 71

PHILLIP A. GRIFFITHS,             A director (since 1991) of the Institute for Advanced Study,
Trustee (since 1999)              Princeton, N.J., a director (since 2001) of GSI Lumonics, a
Age: 65                           trustee (since 1983) of Woodward Academy, a Senior Advisor (since
                                  2001) of The Andrew W. Mellon Foundation. A member of: the
                                  National Academy of Sciences (since 1979), American Academy of
                                  Arts and Sciences (since 1995), American Philosophical Society
                                  (since 1996) and Council on Foreign Relations (since 2002).
                                  Formerly a director of Bankers Trust New York Corporation
                                  (1994-1999). Oversees 25 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                   Formerly a Senior Vice President and General Auditor, American
Trustee (since 2004)              Express Company (July 1998-February 2003). Member of Trustees of
Age: 61                           the American Symphony Orchestra (October 1998 to present).
                                  Oversees 14 portfolios in the OppenheimerFunds complex.

JOEL W. MOTLEY,                   Director (since January 2002) Columbia Equity Financial Corp.
Trustee (since 2002)              (privately-held financial adviser); Managing Director (since
Age: 52                           January 2002) Carmona Motley, Inc. (privately-held financial adviser). Formerly a Managing Director of Carmona Motley Hoffman
                                  Inc. (privately-held financial adviser) (January 1998-December
                                  2001). Oversees 25 portfolios in the OppenheimerFunds complex.

KENNETH A. RANDALL,               A director (since February 1972) of Dominion Resources, Inc.
Trustee (since 1987)              (electric utility holding company); formerly a director of Prime
Age: 77                           Retail, Inc. (real estate investment trust) and Dominion Energy,
                                  Inc. (electric power and oil & gas producer), President and Chief
                                  Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens
                                  Mutual Casualty Company, American Motorists Insurance Company and
                                  American Manufacturers Mutual Insurance Company. Oversees 25
                                  portfolios in the OppenheimerFunds complex.

EDWARD V. REGAN,                  President, Baruch College, CUNY; a director of RBAsset (real
Trustee (since 1993)              estate manager); a director of OffitBank; formerly Trustee,
Age: 74                           Financial Accounting Foundation (FASB and GASB), Senior Fellow of
                                  Jerome Levy Economics Institute, Bard College, Chairman of
                                  Municipal Assistance Corporation for the City of New York, New
                                  York State Comptroller and Trustee of New York State and Local
                                  Retirement Fund. Oversees 25 investment companies in the
                                  OppenheimerFunds complex.


                   43 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

RUSSELL S. REYNOLDS, JR.,         Chairman (since 1993) of The Directorship Search Group, Inc.
Trustee (since 1989)              (corporate governance consulting and executive recruiting); a Life
Age: 72                           Trustee of International House (non-profit educational
                                  organization); a former trustee of The Historical Society of the
                                  Town of Greenwich. Oversees 25 portfolios in the OppenheimerFunds complex.

DONALD W. SPIRO,*                 Chairman Emeritus (since January 1991) of the Manager. Formerly a
Vice Chairman of the              director (January 1969-August 1999) of the Manager. Oversees 25
Board of Trustees,                portfolios in the OppenheimerFunds complex.
Trustee (since 1987)
Age: 78

                                  *Mr. Spiro is expected to retire as Trustee of the Board I Funds effective October 31, 2004.

----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD
AND OFFICER                       FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK, NY
                                  10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS
                                  RESIGNATION, DEATH OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and director (since June 2001)
President and Trustee             and President (since September 2000) of the Manager; President and
(since 2001)                      a director or trustee of other Oppenheimer funds; President and a
Age: 55                           director (since July 2001) of Oppenheimer Acquisition Corp. (the
                                  Manager's parent holding company) and of Oppenheimer Partnership
                                  Holdings, Inc. (a holding company subsidiary of the Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                                  Inc. (a subsidiary of the Manager); Chairman and a director (since
                                  July 2001) of Shareholder Services, Inc. and of Shareholder
                                  Financial Services, Inc. (transfer agent subsidiaries of the
                                  Manager); President and a director (since July 2001) of
                                  OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following
                                  investment advisory subsidiaries of the Manager: OFI Institutional
                                  Asset Management, Inc., Centennial Asset Management Corporation,
                                  Trinity Investment Management Corporation and Tremont Capital
                                  Management, Inc. (since November 2001), HarbourView Asset
                                  Management Corporation and OFI Private Investments, Inc. (since
                                  July 2001); President (since November 1, 2001) and a director
                                  (since July 2001) of Oppenheimer Real Asset Management, Inc.;
                                  Executive Vice President (since February 1997) of Massachusetts
                                  Mutual Life Insurance Company (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of Babson Capital Management
                                  LLC); a member of the Investment Company Institute's Board of
                                  Governors (elected to serve from October 3, 2003 through September
                                  30, 2006). Formerly, Chief Operating Officer (September 2000-June
                                  2001) of the Manager; President and trustee (November 1999-November
                                  2001) of MML Series Investment Fund and MassMutual Institutional
                                  Funds (open-end investment companies); a director (September
                                  1999-August 2000) of C.M. Life Insurance Company; President, Chief
                                  Executive Officer and director (September 1999-August 2000) of MML
                                  Bay State Life Insurance Company; a director (June 1989-June 1998)
                                  of Emerald Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 73 portfolios as
                                  Trustee/Director and 10 portfolios as Officer in the
                                  OppenheimerFunds complex.


                   44 | OPPENHEIMER CAPITAL APPRECIATION FUND

----------------------------------------------------------------------------------------------------
OFFICERS                          THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR
                                  MS. PUTNAM AND MR. ZACK, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, 11TH FLOOR, NEW YORK, NY 10281-1008, AND FOR MR. WIXTED
                                  AND MR. VANDEHEY, 6803 S. TUCSON WAY, CENTENNIAL, CO 80112-3924.
                                  EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS OR HER EARLIER
                                  RESIGNATION, DEATH OR REMOVAL.

JANE PUTNAM,                      Vice President of the Manager since October 1995; an officer of 2
Vice President and                portfolios in the OppenheimerFunds complex.
Portfolio Manager
(since 1995)
Age: 43

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the
Treasurer (since 1999)            Manager; Treasurer of HarbourView Asset Management Corporation,
Age: 44                           Shareholder Financial Services, Inc., Shareholder Services, Inc.,
                                  Oppenheimer Real Asset Management Corporation, and Oppenheimer
                                  Partnership Holdings, Inc. (since March 1999), of OFI Private
                                  Investments, Inc. (since March 2000), of OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc (since May 2000), of
                                  OFI Institutional Asset Management, Inc. (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado non-profit corporation) (since June 2003); Treasurer and Chief Financial
                                  Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999)
                                  of Oppenheimer Acquisition Corp. Formerly Assistant Treasurer of
                                  Centennial Asset Management Corporation (March 1999-October 2003)
                                  and OppenheimerFunds Legacy Program (April 2000-June 2003);
                                  Principal and Chief Operating Officer (March 1995-March 1999) at
                                  Bankers Trust Company-Mutual Fund Services Division. An officer of
                                  83 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel
Secretary (since 2001)            (since February 2002) of the Manager; General Counsel and a
Age: 56                           director (since November 2001) of the Distributor; General Counsel
                                  (since November 2001) of Centennial Asset Management Corporation;
                                  Senior Vice President and General Counsel (since November 2001) of
                                  HarbourView Asset Management Corporation; Secretary and General
                                  Counsel (since November 2001) of Oppenheimer Acquisition Corp.;
                                  Assistant Secretary and a director (since October 1997) of
                                  OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                  President and a director (since November 2001) of Oppenheimer
                                  Partnership Holdings, Inc.; a director (since November 2001) of
                                  Oppenheimer Real Asset Management, Inc.; Senior Vice President,
                                  General Counsel and a director (since November 2001) of
                                  Shareholder Financial Services, Inc., Shareholder Services, Inc.,
                                  OFI Private Investments, Inc. and OFI Trust Company; Vice
                                  President (since November 2001) of OppenheimerFunds Legacy
                                  Program; Senior Vice President and General Counsel (since November
                                  2001) of OFI Institutional Asset Management, Inc.; a director
                                  (since June 2003) of OppenheimerFunds (Asia) Limited. Formerly
                                  Senior Vice President (May 1985-December 2003), Acting General
                                  Counsel (November 2001-February 2002) and Associate General
                                  Counsel (May 1981-October 2001) of the Manager; Assistant
                                  Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November
                                  2001); and OppenheimerFunds International Ltd. (October
                                  1997-November 2001). An officer of 83 portfolios in the
                                  OppenheimerFunds complex.


                   45 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer (since March
Vice President and                2004) of the Manager; Vice President (since June 1983) of
Chief Compliance Officer          OppenheimerFunds Distributor, Inc., Centennial Asset Management
(since 2004)                      Corporation and Shareholder Services, Inc. Formerly (until
Age: 53                           February 2004) Vice President and Director of Internal Audit of
                                  OppenheimerFunds, Inc. An officer of 83 portfolios in the
                                  Oppenheimer funds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1.800.525.7048.


                   46 | OPPENHEIMER CAPITAL APPRECIATION FUND

ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
         The Board of Trustees of the registrant has determined that Edward V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

         (a)  Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2004 and $45,000 in fiscal 2003.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $39,500 in fiscal 2004 and no such fees in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $6,000 in fiscal 2004 and $5,000 in fiscal 2003 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2004 and $1,456 in fiscal 2003.

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include consultations regarding the registrant's retirement plan with respect to its directors.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $45,500 in fiscal 2004 and $6,456 in fiscal 2003 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not applicable

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         At a meeting of the Board of Trustees of the registrant held on February 18, 2004, the Board adopted (1) a policy that, should the Board determine that a vacancy exists or is likely to exist on the Board, the Governance Committee of the Board, which is comprised entirely of independent trustees, shall consider any candidates for Board membership recommended by the registrant's security holders and (2) a policy that security holders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street - 11th Floor, New York, NY 10281-1008, to the attention of the Chair of the Governance Committee. Prior to February 18, 2004, the Board did not have a formalized policy with respect to consideration of security holder nominees or a procedure by which security holders may make their submissions. In addition to security holder nominees, the Governance Committee may also consider nominees recommended by independent Board members or recommended by any other Board members and is authorized under its Charter, upon Board approval, to retain an executive search firm to assist in screening potential candidates. Upon Board approval, the Governance Committee may also obtain legal, financial, or other external counsel that may be necessary or desirable in the screening process.

ITEM 10.  CONTROLS AND PROCEDURES

         (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of August 31, 2004, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

         (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

         (A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)(NOT APPLICABLE TO SEMIANNUAL REPORTS)

         (B)  EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)